Exhibit 10.5

Lease Agreement

Basic Lease Information

Lease Date:	March 1, 2021

Landlord:	Cranbrook Realty Investment Fund, L.P.,
dba Preston Tech Center,
a California limited partnership

Landlord's Address:	c/o Cranbrook Group, Inc.
7677 Oakport Street, Suite 180
Oakland, California 94621

Tenant:	SolarJuice American, Inc., a Delaware corporation

Tenant's Address:	6950 Preston Avenue
Livermore, California 94550

Premises:	That certain space, consisting of approximately fifty-seven thousand nine hundred eighty-eight (57,988) rentable square feet, in that certain approximately one hundred eleven thousand five hundred forty-five (111,545) rentable square foot building (the “Building”) referred to as 6950 and 6954 Preston Avenue in the City of Livermore, County of Alameda, State of California, and shown on the floor plan attached hereto as Exhibit A-1 and the “Solar Lot” shown on the site plan attached hereto as Exhibit A-2.

Premises Address:	6950 and 6954 Preston Avenue
Livermore, California 94550

Land:	All of the real property shown on Exhibit A-2 attached hereto, consisting of approximately 7.68 acres, more or less, and referred to as Alameda County Assessor’s Parcel Number 99B-8104-55, City of Livermore.

Term:	Seventy-seven and one-half (77.5) calendar months (plus the partial month following the Commencement Date if such date is not the first day of a month), subject to extension as provided in ¶36 below.

Commencement Date:	April 1, 2021, subject to the provisions of ¶2.1 below.

Expiration Date:	Seventy-seven and one-half months following the Commencement Date.

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Base Rent (¶3):	The monthly amount set forth in the schedule below:

Months During Initial Term	Monthly Base Rent (NNN)
01-05.5	FREE
05.5-15	$31,893.40
16-27	$46,390.40

Beginning Month 28, the rental rate shall be adjusted each year afterwards on the anniversary date in accordance with the Consumer Price Index utilizing the San Francisco/Oakland/Hayward All Urban Items designation with a minimum increase of three percent (3%) annually.

Operating Expenses (¶6.1):	Operating Expenses are currently estimated to be Eleven Thousand Seventeen and 72/100 Dollars ($11,017.72) per month.

Advance Rent (¶3):	Thirty-One Thousand Eight Hundred Ninety-Three and 40/100 Dollars ($31,893.40)

Security Deposit (¶4):	Two Hundred Ninety-Three Thousand One Hundred Six and 60/100 Dollars ($293,106.60). Provided Tenant has not been in default under this Lease, Landlord shall refund the amount of $100,000.00 to Tenant as of the last day of the twelfth (12th) month of the Lease Term; and refund the amount of $125,000.00 to Tenant as of the last day of the eighteenth (18th) month of the Lease Term.

*Tenant's Share of Operating Expenses (¶6.1):	52% of the Building; 52% of the Project
*Tenant's Share of Tax Expenses (¶6.2):	52% of the Project
*Tenant's Share of Common Area Utility Costs (¶7.2):	52% of the Building; 52% of the Project
*Tenant's Share of Utility Expenses (¶7.1):	52% of the Building; 52% of the Project

*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses (¶9):	Office, administration, manufacturing, warehousing and related uses, but only to the extent permitted by the City of Livermore and all agencies and governmental authorities having jurisdiction thereof.

Parking Spaces:	One hundred forty-five (145) non-exclusive and non-designated spaces

Broker (¶33):	Lee & Associates for Tenant Newmark Knight Frank for Landlord

Exhibits:	Exhibit A-1 - Floor Plan of Premises
Exhibit A-2- Site Plan Showing Building, Land and Project
Exhibit B - Tenant Improvements (Intentionally omitted)
Exhibit C - Rules and Regulations
Exhibit D - Covenants, Conditions and Restrictions
Exhibit E - Tenant's Initial Hazardous Materials Disclosure Certificate
Exhibit F - Change of Commencement Date - Sample
Exhibit G - Sign Criteria (Intentionally omitted)

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Table of Contents

1. Premises	1
2. Occupancy; Adjustment of Commencement Date	1
3. Rent	2
4. Security Deposit	2
5. Condition of Premises; Tenant Improvements	3
6. Additional Rent	3
7. Utilities and Services	5
8. Late Charges	6
9. Use of Premises	7
10. Alterations; and Surrender of Premises	9
11. Repairs and Maintenance	10
12. Insurance	11
13. Limitation of Liability and Indemnity	13
14. Assignment and Subleasing	13
15. Subordination	16
16. Right of Entry	16
17. Estoppel Certificate	16
18. Tenant's Default	17
19. Remedies for Tenant's Default	17
20. Holding Over	18
21. Landlord's Default	19
22. Parking	19
23. Transfer of Landlord's Interest	19
24. Waiver	19
25. Casualty Damage	20
26. Condemnation	21
27. Environmental Matters/Hazardous Materials	22
28. Financial Statements	23
29. General Provisions	24
30. Signs	25
31. Mortgagee Protection	26
32. Warranties of Tenant	26
33. Brokerage Commission	26
34. Quiet Enjoyment	26
35. No Partnership or Joint Venture	27
36. Option to Extend Lease Term	27
37. Base Monthly Rent During Extended Term	27
38. Solar Panels on Rooftop	28

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NNN Tenant Improvements Lease Agreement

The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument. In the event of any conflict between any of the Basic Lease Information set forth on Page 1 and the balance of this Lease, the latter shall control.

1.	Premises

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Subject to the terms and conditions of this Lease, Tenant shall also have the exclusive right to use during the term of this Lease, that certain area adjacent to the Premises, consisting of approximately 60,244 square feet, identified as the “Solar Lot” on Exhibit A-2 attached hereto (the “Solar Lot”). The Solar Lot shall be used by Tenant during the Term of the Lease, to the extent permitted by the applicable governmental agencies having jurisdiction, solely for the parking or storage of vehicles and/or trucks thereon or the storage of supplies thereon (and for no other uses), however, in no event shall Tenant be permitted to store any Hazardous Materials on the Solar Lot, or any portion thereof. Tenant shall keep all vehicles, trucks and other materials stored in the Solar Lot screened from public view. Tenant, at its sole cost, shall be responsible and liable for maintaining, repairing and replacing, to the extent necessary, the Solar Lot. No portion of the Solar Lot shall be deemed part of the Exterior Common Area or Common Area (as defined below) for purposes of this Lease.

Tenant shall have the right to use, on a non-exclusive basis, parking areas, access roads, sidewalks, landscaped areas and other ancillary facilities located within the Common Areas of the Project for the general use and convenience of the occupants of the Building and other authorized users, subject to the terms of this Lease. The term "Common Areas" shall mean all areas and facilities within the Project exclusive of the Premises and the other portions of the Project leaseable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs (if any), and landscaped areas. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building, and/or the Project (for example corridors, common restrooms, an electrical room or telephone room). Landlord and Tenant agree that (i) each has had an opportunity to determine to its satisfaction the actual area of the Premises, the Building and the Project, (ii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iii) any such subsequent determination that the area is more or less than shown in this Lease shall not result, except as provided in the immediately following sentence, in a change in any way of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Tenant further agrees that the number of rentable square feet of the Building, and the Project may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change. The term "Project" as used herein shall mean and collectively refer to the Building and any other buildings located on the Land, the Common Areas and the Land.

2.	Occupancy; Adjustment of Commencement Date

2.1              If Landlord is required to construct improvements to the Premises prior to the Commencement Date, then the Commencement Date referred to in the Basic Lease Information shall be only an estimate of the actual Commencement Date, and the term of this Lease shall begin on the first to occur of the following, which shall be the "Commencement Date": (i) the date Landlord offers to deliver possession of the Premises to Tenant following substantial completion of all improvements to be constructed by Landlord pursuant to Section 5 below except for (A) punchlist items which do not prevent Tenant from using the Premises for its Permitted Uses, (B) such work as Landlord is required to perform but which is delayed because of fault or neglect of Tenant or any of Tenant’s agents, employees, contractors, consultants, invitees, licensee, or other representatives (collectively, “Tenant’s Agents”), act of Tenant or any of Tenant’s Agents (including, without limitation, delays caused by work done on, in or around the Premises by Tenant or any of Tenant’s Agents and/or delays caused by Tenant’s failure or refusal to timely submit or approve tenant improvements plans or specifications), or (C) such work as Landlord is required to perform but cannot complete until Tenant performs necessary portions of construction work it has elected or is required to do; or (ii) the date Tenant enters into occupancy of the Premises; or (iii) April 1, 2021. If the Commencement Date and/or the Expiration Date of this Lease is other than the Commencement Date and Expiration Date specified in the Basic Lease Information, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual Commencement Date, Expiration Date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any valid extension(s) thereof.

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If Landlord is unable for any reason whatsoever to deliver possession of the Premises to Tenant on or before the scheduled Commencement Date identified in the Basic Lease Information or any other date fixed hereunder for delivery of possession of the Premises to Tenant, such failure shall not affect the validity of this Lease nor the obligations of the Tenant hereunder, nor shall this Lease be void or voidable, and Landlord shall not be subject to any liability for its failure to deliver possession of the Premises to Tenant. The preceding to the contrary notwithstanding, if Landlord has not delivered possession of the Premises to Tenant, with the tenant improvements required to be constructed or installed by Landlord as provided in Section 5 below substantially completed, by the date one hundred eighty (180) days following the scheduled Commencement Date referred to in the Basic Lease Information, through no fault of Tenant, then, as Tenant’s sole remedy, Tenant may terminate this Lease by delivering written notice to Landlord not later than one hundred eighty-five (185) days following the scheduled Commencement Date referred to in the Basic Lease Information. Time is of the essence. If Tenant fails to timely deliver such termination notice to Landlord as provided in the immediately preceding sentence, then Tenant shall be deemed to have waived its right to terminate this Lease under this Section 2.1. If Tenant timely delivers such termination notice to Landlord as provided above, then this Lease shall terminate, all rights and obligations (other than those that expressly survive such termination) of the parties under this Lease shall cease, and Tenant shall be entitled to any prepaid Base Rent and Security Deposit it has paid under this Lease.

2.2              If Landlord permits Tenant to occupy the Premises prior to the actual Commencement Date, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease. Additionally, Landlord shall have the right to impose additional reasonable conditions on Tenant's early occupancy.

3.	Rent

On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Advance Rent (which shall be applied against the Rent payable for Month 6 of the Lease Term that Tenant is required to pay Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord the Base Rent, without prior notice or demand, abatement, offset, deduction or claim, in advance at Landlord's Address on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to the waiver of the Base Rent. The Rent for any fractional part of a calendar month at the commencement or expiration or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. To the extent not already paid as part of the Advance Rent any prorated Rent shall be paid on the Commencement Date, and any prorated Rent for the final calendar month hereof shall be paid on the first day of the calendar month in which the date of expiration or termination occurs.

4.	Security Deposit

Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the faithful performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default hereunder, Landlord may, but without obligation to do so, use all or any portion of the Security Deposit to cure the default or to compensate Landlord for all damages sustained by Landlord in connection therewith. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. As soon as practicable after the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder.

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5.	Condition of Premises; Tenant Improvements

Tenant agrees to accept the Premises on the Commencement Date as then being suitable for Tenant's intended use and in good operating order, condition and repair in its then existing "AS IS" condition, except as otherwise set forth in this Section 5. The Tenant Improvements shall be installed as soon as reasonably practicable prior to the Commencement Date; however, the installation of LED light fixtures may occur up to sixty (60) days following the Commencement Date. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. Tenant expressly acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto.

Landlord is required to provide building standard Tenant Improvements to the office area of the Premises as outlined below:

A.	Replace carpeting (color and style to be mutually agreeable to Landlord and Tenant);
B.	Repaint walls (color and finish to be mutually agreeable to Landlord and Tenant); and
C.	Install LED light fixtures.

6.	Additional Rent

It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

6.1	Operating Expenses:

6.1.1        Definition of Operating Expenses. Tenant shall pay to Landlord Tenant's Share of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, management, security, maintenance, repair and operation of the Premises and the other portions of the Project. These Operating Expenses may include, but are not limited to, Landlord's cost of: (i) repairs to, and maintenance of, the roof membrane, the non-structural portions of the roof and the non-structural elements of the perimeter exterior walls of the Building; (ii) maintaining the outside paved areas, landscaping and other common areas of the Project. (iii) annual insurance premium(s) insuring against personal injury and property damage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, boiler and machinery, worker’s compensation, earthquake and flood for the Project, rental value insurance against loss of Rent for a period of at least twelve (12) months commencing on the date of loss, and subject to the provisions of Section 25 below, any deductible; (iv) (a) modifications and/or new improvements to any portion of the Project occasioned by any rules, laws or regulations effective subsequent to the Lease Date; (b) reasonably necessary replacement improvements to any portion of the Project after the Commencement Date; and (c) new improvements to the Project that reduce operating costs or improve life/safety conditions, all of the foregoing as reasonably determined by Landlord, in its sole but reasonable discretion; provided, if such costs are of a capital nature, then such costs or allocable portions thereof shall be amortized on a straight-line basis over the estimated useful life of the capital item or fifteen (15) years whichever is shorter, as reasonably determined by Landlord, together with interest on the unamortized balance at the rate of ten percent per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or installing such capital improvements; (v) the management and administration of any and all portions of the Project, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Project; (vi) preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems (if any) and heating, ventilation and air conditioning systems, lifts for disabled persons, if Landlord elects to so procure; (vii) security and fire protection services for any portion of the Project, if and to the extent, in Landlord's sole discretion, such services are provided; (viii) the creation and modification of any rail spur or track agreements, licenses, easements or other similar undertakings with respect to the Project; (ix) supplies, materials, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Project and any reasonable reserves established for replacement or repair of any Common Area improvements or equipment; (x) any and all levies, charges, fees and/or assessments payable to any applicable owner's association or similar body; (xi) any barrier removal work or other required improvements, alterations or work to any portion of the Project generally required under the ADA (defined below) (the "ADA Work"); provided, if such ADA Work is required under the ADA due to Tenant's specific manner of use of the Premises (or change in use) or any Alteration (defined below) made to the Premises by or on behalf of Tenant or any application by Tenant for any approval or permit from any governmental or quasi-governmental agency, then the cost of such ADA Work shall be borne solely by Tenant and shall not be included as part of the Operating Expenses; (xii) refuse pickup and janitorial services and utilities supplied to the Premises, Building, Common Area and Project (to the extent the same are not separately charged or metered to tenants of the Building or Project), including, without limitation, any temporary or permanent utility surcharge or other exaction, whether now or hereafter imposed; and (xiii) the repairs and maintenance items set forth in Section 11.2 below, provided however, that in no event shall Operating Expenses include, and in no event shall the Tenant be obligated to reimburse the Landlord for the costs of repairs included in Section 11.3. The specific examples of Operating Expenses stated in this Section 6.1.1 are in no way intended to, and shall not limit the costs comprising Operating Expenses, nor shall such examples be deemed to obligate Landlord to incur such costs or to provide such services or to take such actions except as Landlord may be expressly required in other portion of this Lease or except as Landlord, in its sole discretion, may elect.

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6.1.2        Operating Expense Exclusions. Notwithstanding anything to the contrary contained herein, for purposes of this Lease, the term "Operating Expenses" shall not include the following: (i) costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for other tenants within the Project; (ii) costs incurred because Landlord or another tenant actually violated the terms and conditions of any lease for premises within the Project; (iii) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion the Project), leasing commissions, advertising expenses, and other costs incurred in connection with the original leasing of the Project or future re-leasing of any portion of the Project; (iv) depreciation of the Building or any other improvements situated within the Project; (v) any items for which Landlord is actually reimbursed by insurance or by direct reimbursement by any other tenant of the Project; (vi) costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided, such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 25 and 26, below; (vii) other than any interest charges for capital improvements referred to in Section 6.1.1(iv) hereinabove, any interest or payments on any financing for the Building or the Project, interest and penalties incurred as a result of Landlord's late payment of any invoice (provided that Tenant pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same; (viii) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Project, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 hereof, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 27 hereof; (ix) Landlord's cost for the repairs and maintenance items set forth in Section 11.3, below; (x) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; or any costs included in Operating Expenses representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship; and (xi) any payments under a ground lease or master lease.

6.2              Tax Expenses: Tenant shall pay to Landlord Tenant's Share of all real property taxes applicable to the Project. Prior to delinquency, Tenant shall pay any and all taxes and assessments levied upon Tenant's Property (defined below in Section 10) located or installed in or about the Premises by, or on behalf of Tenant. To the extent any such taxes or assessments are not separately assessed or billed to Tenant, then Tenant shall pay the amount thereof as invoiced by Landlord. Tenant shall also reimburse and pay Landlord, as Additional Rent, within ten (10) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations (defined below in Section 10), Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, and (ii) taxes and assessments levied or assessed upon or with respect to the possession, operation, use or occupancy by Tenant of the Premises or any other portion of the Project. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises or any other portion of the Project or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term “Tax Expenses” shall include, without limitation, taxes based on vehicles utilizing parking areas on the Land; taxes computed or based on rental income or on the square footage of the Premises or the Building (including without limitation any municipal business tax but excluding federal, state and municipal net income taxes); environmental surcharges; excise taxes; gross receipts taxes; sales and/or use taxes; employee taxes; water and sewer taxes, levies, assessments and other charges in the nature of taxes or assessments (including, but not limited to, assessments for public improvements or benefit); and all other governmental, quasi-governmental or special district impositions of any kind and nature whatsoever; regardless of whether any of the foregoing are now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing and which during the Lease Term are laid, levied, assessed or imposed upon Landlord and/or become a lien upon or chargeable against any portion of the Project under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental, quasi-governmental or special district authority whatsoever. The term “environmental surcharges” shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or imposed by any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy or any natural resource in regard to the use, operation or occupancy of the Project. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, or a penalty fee imposed as a result of Landlord’s failure to pay Tax Expenses when due.

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6.3              Payment of Expenses: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses for each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

6.4              Annual Reconciliation: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any underpayment by Tenant at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant as soon as possible thereafter. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that there has been an underpayment, Landlord may deduct such underpayment from Tenant's Security Deposit. Failure by Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

6.5              Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents.

7.	Utilities and Services

Tenant shall pay the cost of all (i) water, sewer use, sewer discharge fees and sewer connection fees, gas, electricity, telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises and (ii) refuse pickup and janitorial service to the Premises. Utility Expenses, Common Area Utility Costs and all other sums and charges set forth in this Section 7 are considered part of Additional Rent.

7.1              Utility Expenses: For any such utility fees, use charges, or similar services that are not billed or metered separately to Tenant, including without limitation, water and sewer charges, and garbage and waste disposal (collectively, "Utility Expenses"), Tenant shall pay to Landlord Tenant's Share of Utility Expenses. If Landlord reasonably determines that Tenant's Share of Utility Expenses is not commensurate with Tenant's use of such services, Tenant shall pay to Landlord the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord, based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services. If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. Tenant acknowledges that Landlord may install a submeter to measure electricity supplied to the Premises and, in the event Landlord so installs such submeter, Tenant shall pay, as Additional Rent, for any electrical use measured by such submeter. Tenant shall also pay Tenant's Share of any assessments, charges, and fees included within any tax bill for the Land on which the Premises are situated, including without limitation, entitlement fees, allocation unit fees, sewer use fees, and any other similar fees or charges.

7.2              Common Area Utility Costs: Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges and expenses (collectively, "Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be substantially in the same manner as set forth in Section 6.4 above.

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7.3              Miscellaneous: Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, or other portions of the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. If permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company referred to as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Project (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

Tenant agrees not to overburden the telephone system (including, without limitation, the telephone lines) within the Building or Project. If Tenant overburdens such telephone system, then, Landlord may elect, in its sole discretion, to require Tenant to downsize its use of the telephone system so that the same is not overburdened (and Tenant uses only such telephone lines as are proportionately allocated to the Premises) or to pay for the cost of upgrading the telephone system to accommodate Tenant’s use of the same. Tenant’s telephone equipment shall be located solely in the Premises, and no part of such telephone equipment shall exist in the Common Areas or other portions of the Project. Tenant shall be responsible for its own telephone board in the Premises. At Landlord’s option, in its sole discretion, Landlord shall have the right to require Tenant to remove from the Premises and the Project at the expiration or earlier termination of the Lease, at Tenant’s sole cost, all telephone wiring and data cabling installed by Tenant.

8.	Late Charges

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the sixth day of each month or any time thereafter) by Tenant to Landlord of Rent and all other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum payable by Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord a late charge, as liquidated damages, in an amount equal to ten percent (10%) of such delinquent amount. Any payment due from Tenant to Landlord, except for Rent received by Landlord within thirty (30) days after the same is due, shall bear interest from the date due until paid, at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. In addition, Tenant shall pay all costs and attorneys’ fees incurred by Landlord in the collection of such amounts. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant, excluding attorneys' fees and costs. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge becomes payable for three (3) installments of Rent, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance or be paid monthly in advance by cashier's check or by electronic funds transfer.

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9.	Use of Premises

9.1              Compliance with Laws, Recorded Matters, and Rules and Regulations: The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent. Landlord's consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 27 below, (ii) does not require any additional parking spaces, (iii) is compatible and consistent with the other uses then being made in the Project and in other similar types of buildings in the vicinity of the Project, as reasonably determined by Landlord, (iv) does not violate any exclusive uses granted to other tenants or occupants of the Project, and (v) is in compliance with applicable laws, rules, regulations and ordinances including, without limitation, applicable zoning laws). The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, rules, codes, ordinances, statutes, orders and regulations as same exist from time to time throughout the Term of this Lease (collectively, the "Laws"), including without limitation, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto and all requirements of Title 24 of the State of California (collectively, the "ADA"), (b) any and all documents, instruments, licenses, restrictions, easements or similar instruments, conveyances or encumbrances which are at any time, and from time to time, required to be made by or given by Landlord in any manner relating to the initial development of the Project and/or the construction from time to time of any additional buildings or other improvements in the Project, including without limitation any Tenant Improvements (collectively, the "Development Documents"), (c) any and all documents, easements, covenants, conditions and restrictions, and similar instruments, together with any and all amendments and supplements thereto made from time to time each of which has been or hereafter is recorded in any official or public records with respect to the Premises or any other portion of the Project (collectively, the "Recorded Matters"), and (d) any and all rules and regulations set forth in Exhibit C hereto, any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises and/or any other part of the Project and any and all rules, restrictions and/or regulations imposed by any applicable owners association or similar entity or body (collectively, the "Rules and Regulations"). Landlord reserves to itself the right, from time to time, to grant, without the consent of Tenant, such easements, rights and dedications that Landlord deems reasonably necessary, and to cause the recordation of parcel or subdivision maps and/or restrictions, so long as such easements, rights, dedications, maps and restrictions, as applicable, do not materially and adversely interfere with Tenant's operations in the Premises. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easements, rights, dedications, maps or restrictions. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises, including without limitation, the Tenant Improvements, are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or other Alterations to the Premises and/or any other portion of the Project occasioned by the enactment of, or changes to, any Laws arising from or related to (1) Tenant's particular use of the Premises (or change in use of the Premises), (2) Alterations or other improvements made or to be made to the Premises by Tenant or any of its Agents or subtenants regardless of when such Laws became effective, and (3) any applications made by Tenant or any of its Agents or subtenants for permits or approvals from any governmental or quasi- governmental agency. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises or any other portion of the Project, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord’s prior written consent thereto, which consent may be given or withheld in Landlord’s sole discretion.

California law requires Landlord to notify Tenant whether the Premises have undergone inspection by a Certified Access Specialist (“CASp”). For purposes of California Civil Code Section 1938, Landlord hereby discloses to Tenant that, to Landlord’s actual knowledge, the Premises have not undergone inspection by a Certified Access Specialist (CASp). A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or landlord may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

Notwithstanding the foregoing and/or anything to the contrary contained in this Lease, Landlord and Tenant hereby agree and acknowledge that, in the event Tenant desires to obtain a CASp inspection, then:

(a)           Tenant shall provide Landlord with not less than two (2) business days’ prior written notice of the date Tenant desires to have such CASp inspection undertaken with respect to the Premises and Landlord shall have the right to have one (1) or more representatives present during such inspection.

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(b)          Tenant hereby agrees and acknowledges that it shall (x) provide Landlord with a copy of any and all findings, reports and/or other materials (collectively, the “CASp Report”) provided by the CASp immediately following Tenant’s receipt thereof, (y) at all times maintain (and cause to be maintained) the CASp Report and its findings (and any and all other materials related thereto) confidential and (z) pay for the CASp inspection and CASp Report at Tenant’s sole cost and expense. If Tenant receives a disability access inspection certificate, as described in subdivision (e) of California Civil Code Section 55.53, in connection with or following any CASp inspection undertaken on behalf, or for the benefit, of Tenant, then Tenant shall cause such certificate to be provided immediately to Landlord.

(c)           If the CASp Report identifies any violation(s) of applicable construction-related accessibility standards (“CASp Violation(s)”), Tenant shall immediately provide written notice to Landlord of any and all such CASp Violation(s). In such event, Tenant shall, at Tenant’s sole cost and expense, perform, or cause to be performed, any repairs, modifications and/or other work necessary to correct such CASp Violation(s) (any such repairs, modifications and/or other work being collectively referred to herein as the “CASp Work”). Tenant shall commence (or cause the commencement of) such CASp Work no later than fifteen (15) business days after Landlord’s receipt of the CASp Report in accordance with the terms and conditions of this Lease (including, without limitation, the terms and conditions of Section 10.1 hereof). Tenant shall diligently prosecute (or cause to be diligently prosecuted) to completion all such CASp Work in a lien free, good and workmanlike manner, and, upon completion, obtain an updated CASp Report showing that the Premises then comply with all applicable construction-related accessibility standards. Any and all cost and expense associated with the CASp Work and/or the updated CASp Report (which Tenant shall provide to Landlord immediately upon Tenant’s receipt thereof) shall be at Tenant’s sole cost and expense. The preceding to the contrary notwithstanding, if the CASp Report identifies any CASp Violation(s), Landlord may, at Landlord’s option, perform, or cause to be performed, by any of Landlord’s agents, employees, contractors or consultants, the CASp Work necessary to correct such CASp Violation(s) at Tenant’s expense, payable by Tenant as Additional Rent within ten (10) business days following Tenant’s receipt of a written invoice from Landlord.

Without limiting the generality of the foregoing, Tenant hereby agrees and acknowledges that: (i) Tenant assumes all risk of, and agrees that Landlord shall not be liable for, any and all loss, cost, damage, expense and liability (including, without limitation, court costs and reasonable attorneys' fees) sustained as a result of the Premises not having been inspected by a Certified Access Specialist (CASp); and (ii) Landlord may require, as a condition to its consent to any alterations, additions or improvements, that the same be inspected and certified by a Certified Access Specialist (CASp) (following completion) as meeting all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53. To the fullest extent permitted by law, Tenant hereby (A) waives and disclaims any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited as a result of, the lack of any CASp inspection of the Premises, and (B) agrees and acknowledges that the lack of such inspection shall in no event diminish or reduce Tenant’s obligations under this Lease.

9.2              Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about any portion of the Premises or the Project without Landlord's prior written consent thereto except that this prohibition shall not apply to online auctions. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants or occupants of any portion of the Project. The Premises shall not be used for any unlawful purpose. Tenant shall not cause, maintain or permit any private or public nuisance in, on or about any portion of the Premises or the Project, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises or any other portion of the Project. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall not install any radio or television antenna, satellite dish, microwave, loudspeaker or other device on the roof or exterior walls of the Building or any other portion of the Project. Tenant shall not interfere with radio, telecommunication, or television broadcasting or reception from or in the Building or elsewhere. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas within the Project. Tenant shall not place any harmful liquids in the drainage systems or dump or store waste materials, refuse or other such materials, or allow such materials to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters without the prior written consent of Landlord, such consent not to be unreasonably withheld.

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10.	Alterations; and Surrender of Premises

10.1          Alterations: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (individually, an "Alteration", and collectively, the "Alterations") to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld so long as any such Alteration is not visible from the exterior of the Building and does not affect the Building systems or the structural integrity of the Premises or the Building. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten (10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant's sole cost and expense, and shall be installed by a licensed contractor (reasonably approved by Landlord) in compliance with all applicable Laws (including, but not limited to, the ADA), Development Documents, Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, cause its contractor(s) and/or major subcontractor(s) to provide insurance as reasonably required by Landlord, naming Landlord as an additional insured thereon, and Tenant shall provide such assurances to Landlord, including without limitation, waivers of lien or in the case of projects costing more than $10,000.00 (unless Tenant has been in default of the Lease in which case Landlord may require Tenant to provide surety company performance bonds for projects of any cost), surety company performance bonds as Landlord shall require to assure payment of the costs thereof to protect Landlord and the Project from and against any loss from any mechanic's, materialmen's or other liens.

Tenant shall pay for all labor and services performed for, and all materials used by or furnished to Tenant, Tenant’s agents, or any contractor employed by Tenant with respect to the Premises. Tenant shall indemnify, defend and hold Landlord harmless from and keep the Premises, the Building and the Project free from any liens, claims, demands, encumbrances, or judgments, including all costs, liabilities and attorneys’ fees with respect thereto, created or suffered by reason of any labor or services performed for, or materials used by or furnished to Tenant or Tenant’s agents or any contractor employed by Tenant with respect to the Premises. Landlord shall have the right, at all times, to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord and the Premises, Building, and the Project, and any other party having an interest therein, from mechanics’ and materialmen’s liens, including without limitation a notice of nonresponsibility. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

Should any claims of lien be filed against, or any action be commenced affecting the Premises, Tenant’s interest in the Premises or any other portion of the Project, Tenant shall give Landlord notice of such lien or action within three (3) days after Tenant receives notice of the filing of the lien or the commencement of the action. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien or posting of a proper bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith, including attorneys’ fees and costs, shall be payable to Landlord by Tenant as Additional Rent on demand.

In accordance with the provisions of this Section 10.1, Tenant may install solar panels on top of the existing exterior canopies and electric vehicle charge stations within the Solar Lot. The location and construction specifications (and, if applicable, plans) for the installation of the solar panels on top of the existing exterior canopies, the electric vehicle charge stations, and the installations of associated electrical lines and equipment, shall be subject to Landlord’s review and approval, which approval shall not be unreasonably withheld, delayed or conditioned.

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10.2          Surrender of Premises: At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, casualty, and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and waxed, all non- working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) in accordance with the provisions of Section 27 hereof. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or earlier termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises and the other portions of the Project, (ii) Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant, at Tenant's expense, to remove any or all Alterations and Tenant shall remove such requested Alterations from the Premises, and (iii) to the extent Landlord has advised Tenant on or about the time that the Tenant Improvements were constructed and installed in the Premises that Tenant is to remove all or portions of the items comprising the Tenant Improvements (the "Removable TIs"), Tenant shall remove the Removable TIs. Tenant shall repair any damage caused by such removal of the Tenant's Property, the requested Alterations and the Removable TIs. For purposes hereof, the term “Tenant’s Property” shall mean and refer to all equipment, trade fixtures, computer wiring and cabling, furnishings, inventories, goods and personal property of Tenant. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and/or disposed of by Landlord (at Landlord’s sole discretion, unless otherwise required by law), at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the expiration of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 27 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 20 below) until the Premises are so surrendered in accordance with said provisions; provided, however, such holding over shall not be construed or interpreted as an extension or renewal of this Lease and such holding over shall be deemed a holding over without Landlord’s consent unless the Landlord otherwise consents in writing to such holding over. Tenant shall indemnify, defend and hold the Indemnitees (hereafter defined) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

11.	Repairs and Maintenance

11.1          Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections 11.2 and 11.3 below, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises and such portions of the Building and improvements as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant's Representatives and replacing any property so damaged by Tenant or any of Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems serving the Premises, unless maintained by Landlord, (b) all plumbing work and fixtures, (c) electrical wiring systems, fixtures and equipment exclusively serving the Premises, (d) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting exclusively serving the Premises or adjacent to the Premises, (e) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (f) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (g) all tenant signage, (h) lifts for disabled persons serving the Premises, (i) sprinkler systems, fire protection systems and security systems, except to the extent maintained by Landlord, and (j) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Unless Landlord elects to maintain the heating, ventilation and air conditioning systems (“HVAC”) servicing the Premises, Tenant shall, at all times during the Lease Term, have in effect a service contract for the maintenance of the HVAC equipment serving the Premises with an HVAC repair and maintenance contractor reasonably approved by the Landlord. The HVAC service contract shall provide for periodic inspection and servicing at least once every three (3) months during the Lease Term, and Tenant shall provide Landlord with a copy of such contract and all periodic service reports. Unless Landlord elects to maintain the HVAC equipment servicing the Premises, Tenant agrees to maintain, or cause to be maintained, the HVAC equipment in strict accordance with the original equipment manufacturer’s specifications applicable to such HVAC equipment. Additionally, Tenant shall be solely responsible for performance of the regular removal of trash and debris. Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord.

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11.2          Maintenance by Landlord: Subject to the provisions of Section 11.1, and further subject to Tenant's obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for Tenant's Share of the cost and expense of the following described items, Landlord agrees to repair and maintain the following items: fire protection services; the roof and roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs relating to the presence of such additional equipment); the plumbing and mechanical systems serving the Building, excluding the plumbing, mechanical and electrical systems exclusively serving the Premises; any rail spur and rail crossing; exterior painting of the Building; and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Notwithstanding anything in this Section 11 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises and any other portion of the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or any of Tenant Representatives and to restore the Premises and the other affected portions of the Project, as applicable, to the condition existing prior to the occurrence of such damage. If Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Tenant shall promptly report, in writing, to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report any such defect shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition. Tenant expressly waives the benefits of any statute now or hereafter in effect (including without limitation, the provisions of subsection 1 of Section 1932, Section 1941 and Section 1942 of the California Civil Code and any similar law, statute or ordinance now or hereafter in effect) which would afford Tenant the right to make repairs at Landlord’s expense (or to deduct the cost of such repairs from Rent or Additional Rent due hereunder) or to terminate this Lease because of Landlord’s failure to keep the Premises in good and sanitary condition and order.

11.3          Landlord's Repairs and Maintenance Obligations: Subject to the provisions of Sections 11.1, 25 and 26, and except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane).

11.4          Tenant's Failure to Perform Repairs and Maintenance Obligations: If Tenant refuses or neglects to repair and maintain the Premises and the other areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's Property or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. If Landlord makes such repairs or maintenance, upon completion thereof Tenant shall pay to Landlord, as Additional Rent, Landlord's costs and expenses incurred therefor. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect with respect to the Premises.

12.	Insurance

12.1          Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender (which afford the following coverages: (i) worker's compensation and employer's liability, as required by law; (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises (and Tenant’s operations on the Premises) or arising out of Tenant's or any of Tenant's Representatives' use of the Land, Common Areas, Building or Project or use or occupancy of the Premises.

Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations and products liability. Such insurance shall have a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence with a Five Million Dollar ($5,000,000) aggregate limit and excess/umbrella insurance in the amount of Three Million Dollars ($3,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement; (iii) comprehensive automobile liability insurance with a combined single limit of at least $1,000,000 per occurrence for claims arising out of any company owned automobiles; (iv) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, covering damage to or loss of any of Tenant's Property and the Tenant Improvements located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant, together with, if the property of any of Tenant's invitees, vendors or customers is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to such parties and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this clause (iv); and (v) such other insurance or higher limits of liability as is then customarily required for similar types of buildings within the general vicinity of the Project or as may be reasonably required by any of Landlord's lenders. The minimum limits of such insurance specified above are the minimum amounts required by Landlord, and may be revised by Landlord from time to time to meet changed circumstances including, without limitation, changes consistent with the standards required by other landlords in the County in which the Project is located.

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12.2          Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Five Thousand Dollars ($5,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least fifteen (15) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to material modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

12.3          Additional Insureds and Coverage: Each of Landlord, Landlord’s property management company or agent, and Landlord’s lender(s) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under all of the policies required in Section 12.1(ii), 12.1(iii) and 12.1(iv) hereof. Additionally, all of such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and any of the areas within the Project. Notwithstanding anything to the contrary contained herein, to the extent Landlord's cost of maintaining insurance with respect to the Building and/or any other buildings within the Project is increased as a result of Tenant's acts, omissions, Alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, each such increase as Additional Rent.

12.4          Failure of Tenant to Purchase and Maintain Insurance: If Tenant fails to obtain and maintain the insurance required herein throughout the Term of this Lease, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages, expenses and costs which Landlord may sustain or incur by reason of Tenant's failure to obtain and maintain such insurance.

12.5          Waiver of Subrogation: Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective officers, directors, members, partners, agents, employees and servants, from any and all claims or demands of damages, loss, expense or injury to the Project, the Premises or Tenant’s Property (as defined in Section 10.2 above), or to the furnishings, fixtures, equipment, inventory or other property of either Landlord or Tenant in, about or upon the Project or Premises, which is caused by or results from perils, events or happenings which are the subject of insurance carried by the respective parties pursuant to this Lease or otherwise carried by the respective parties and in force at the time of any such loss, whether due to the negligence of the other party or its agents and regardless of cause or origin; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss, to the extent such insurance is not prejudiced thereby, and to the extent insured against. Each party shall use reasonable efforts to cause each insurance policy obtained by it providing coverage for loss or damage to the Project, the Premises or Tenant’s Property, or to the furnishings, fixtures, equipment, inventory or other property of either Landlord or Tenant in, about or upon the Project or Premises, to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any such loss or damage to property covered by such policy. If, however, any such insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.

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13.	Limitation of Liability and Indemnity

Except to the extent of damage resulting from the sole active gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, demands, penalties, costs, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, "Claims") arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises and other portions of the Project, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises, the Alterations or with the Tenant’s Property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

Except to the extent of damage resulting from the sole active gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of the Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises or any other portion of the Project, including, but not limited to, any acts, errors or omissions of any other tenants or occupants of the Project. Except to the extent of damage resulting from the sole active gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Landlord shall not be liable to Tenant, and Tenant waives all claims against Landlord, for injury or death to any person, damage to any property, or loss of use of any property in any portion of the Project by and from all causes, including without limitation, any defect in any portion of the Project and/or any damage or injury resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building or for the acts of any of the other tenants or occupants of the Building or Project.

14.	Assignment and Subleasing

14.1          Prohibition: Tenant shall not, without the prior written consent of Landlord, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other such transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant's employees (all of the foregoing are sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is sometimes referred to as a "Transferee"). No consent to any Transfer shall constitute a waiver of the provisions of this Section 14, and all subsequent Transfers may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld, but which consent shall be subject to the provisions of this Section 14.

14.2          Request for Consent: If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing, and deliver to Landlord at least fifteen (15) days (but not more than ninety (90) days) prior to the proposed commencement date of the Transfer (the "Proposed Effective Date") the following information and documents (the "Tenant's Notice"): (i) a description of the portion of the Premises to be transferred (the "Subject Space"); (ii) all of the terms of the proposed Transfer including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and any such other information as Landlord may then reasonably require, including without limitation, audited financial statements for the previous three (3) most recent consecutive fiscal years (if available); (iv) the Plans and Specifications (defined below), if any; and (v) such other information as Landlord may then reasonably require. Tenant shall give Landlord the Tenant's Notice by registered or certified mail addressed to Landlord at Landlord's Address specified in the Basic Lease Information. Within fifteen (15) days after Landlord's receipt of the Tenant's Notice (the "Landlord Response Period") Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed Transfer and the election to recapture as set forth in Section 14.5 below. If Landlord does not elect to recapture pursuant to the provisions of Section 14.5 hereof and Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant's Notice. If Landlord fails to respond to Tenant's Notice within Landlord's Response Period, then, after Tenant delivers to Landlord thirty (30) days written notice (the "Second Response Period") and Landlord fails to respond thereto prior to the end of the Second Response Period, the proposed Transfer shall then be deemed approved by Landlord.

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14.3          Criteria for Consent: Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is or has been in default of its obligations under this Lease beyond applicable notice and cure periods, (b) the use to be made of the Premises by the proposed Transferee is prohibited under this Lease or differs from the uses permitted under this Lease and Landlord in its sole but reasonable discretion does not approve the use of the Transferee, (c) the proposed Transferee or its business is subject to compliance with additional requirements of the ADA beyond those requirements which are applicable to Tenant, unless the proposed Transferee shall (1) first deliver plans and specifications for complying with such additional requirements (the "Plans and Specifications") and obtain Landlord's written consent thereto, and (2) comply with all Landlord's conditions contained in such consent, (d) the proposed Transferee does not intend to occupy a substantial portion of the Premises assigned or sublet to it, (e) Landlord reasonably disapproves of the proposed Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the proposed Transferee at the Premises, (f) the proposed Transferee is a governmental agency or unit or an existing tenant in the Project, (g) the proposed Transfer would violate any "exclusive" rights of any occupants in the Project or cause Landlord to violate another agreement or obligation to which Landlord is a party or otherwise subject, (h) Landlord or Landlord's agent has shown space in the Project to the proposed Transferee or responded to any inquiries from the proposed Transferee or the proposed Transferee's agent concerning availability of space in the Project, at any time within the preceding twelve (12) months and such space is still available, (i) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or the Project, or increasing the expenses associated with operating, maintaining and repairing the Project, (j) either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee: (i) occupies space in the Building at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Building at such time, or (iii) has negotiated with Landlord during the 12 month period immediately preceding the Tenant's Notice for space that is still available, (k) the rent proposed to be charged by Tenant to the proposed Transferee during the term of such Transfer, calculated using a present value analysis, is less than ninety-five percent (95%) of the rent then being quoted by Landlord, at the proposed time of such Transfer, for comparable space in the Building or any other Building in the Project for a comparable term, calculated using a present value system, or (l) the proposed Transferee will use, store or handle Hazardous Materials (defined below) in or about the Premises of a type, nature or quantity not then acceptable to Landlord.

14.4          Effectiveness of Transfer and Continuing Obligations: Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, (ii) an executed Hazardous Materials Disclosure Certificate substantially in the form of Exhibit E hereto (the "Transferee HazMat Certificate"), and (iii) Landlord's standard form of Consent to Assignment or Consent to Sublease, as applicable, executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases. Each permitted Transferee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the Term of this Lease. No Transfer shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no Transfer by Tenant shall relieve Tenant of any obligations or liability under this Lease whether occurring before or after such consent, assignment, subletting or other Transfer. The acceptance of any or all of the Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. For purposes hereof, if Tenant is a business entity, direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity that results in a decrease in the net worth of the Tenant (whether in a single transaction or in the aggregate through more than one transaction) to any party other than an Affiliate in accordance with the provisions of Section 14.8 hereof shall be deemed a Transfer and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Any transfer made without Landlord's prior written consent, shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a material default by Tenant of this Lease. As Additional Rent hereunder, Tenant shall pay to Landlord, a fee in the amount of five hundred dollars ($500) plus Tenant shall promptly reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed Transfer.

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14.5          Recapture: If the Transfer (i) by itself or taken together with then existing or pending Transfers covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises, or (ii) is for a term which by itself or taken together with then existing or pending Transfers is greater than fifty percent (50%) of the period then remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the Subject Space described in the Tenant's Notice; provided, however, Landlord may elect to recapture the entire Premises if the Transfer by itself or taken together with the then existing or pending Transfers is for the entire Premises or more than fifty percent of the rentable square footage of the Premises. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed Subject Space, or, if the proposed Subject Space covers all the Premises, it shall serve to terminate the entire Term of this Lease, in either case, as of the Proposed Effective Date. If the Subject Space, taken together with then existing or pending Transfers covers or totals more than fifty percent (50%) of the rentable square feet of the Premises, but less than all of the Premises, then Landlord’s recapture notice, if it so expressly provides, shall serve to terminate this Lease as to the entire Premises, as of the Proposed Effective Date. If this Lease is terminated pursuant to the foregoing provisions with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of rentable square feet retained by Tenant to the rentable square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect.

14.6          Transfer Premium: If Landlord consents to a Transfer, as a condition thereto which the Tenant hereby agrees is reasonable, Tenant shall pay to Landlord, as Additional Rent, seventy-five percent (75%) of any "Transfer Premium" received by Tenant from such Transferee. The term "Transfer Premium" shall mean all rent, additional rent and other consideration payable by such Transferee (including, without limitation, a premium rental for a sublease or lump sum payment for an assignment and/or any money or other consideration paid or payable in consideration of or for any of Tenant’s Alterations or trade fixtures, stock options or stock warrants, and payments from or on behalf of the Transferee for Tenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles) which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, seventy-five percent (75%) of the Transfer Premium.

14.7          Waiver: Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

14.8          Affiliated Companies/Restructuring of Business Organization: The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under the common control with Tenant, or (iii) any entity into which Tenant is merged or consolidated (all such persons or entities described in clauses (i), (ii), (iii) and (iv) being sometimes herein referred to as "Affiliates") shall not be deemed a Transfer under the Section 14 (hence, the aforesaid events shall not be subject to obtaining Landlord's prior consent; Landlord shall not have any right to receive any Transfer Premium in connection therewith; and Landlord shall not have the recapture rights described in Section 14.5 above), provided in all instances that:

14.8.1	any such Affiliate was not formed as a subterfuge to avoid the obligations of this Section 14;

14.8.2	Tenant give Landlord prior notice of any such assignment or sublease to an Affiliate;

14.8.3    the successor of Tenant has as of the effective date of any such assignment or sublease a tangible net worth and net assets, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations of Tenant under this Lease, as reasonably determined by Landlord, but in no event is less than (i) Tenant’s net worth at the time of the Lease Commencement or (ii) at the time of Transfer, whichever is greater;

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14.8.4    any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee (i.e. any such Affiliate), other than in the case of an Affiliate resulting from a merger or consolidation as described in Section 14.8(iii) above, shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

14.8.5     Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease.

15.	Subordination

To the fullest extent permitted by law, this Lease, the rights of Tenant under this Lease and Tenant's leasehold interest shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the Land, or any other portion of the Project, and (ii) the lien of any mortgage or deed of trust which may now or hereafter exist for which the Building, the Land, ground leases or underlying leases, any other portion of the Project or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to require this Lease be superior to any such ground leases or underlying leases or any such liens, mortgage or deed of trust. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises if Tenant is not in material default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be: (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) days of a demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust.

16.	Right of Entry

Landlord and its agents shall have the right to enter the Premises at all reasonable times, upon reasonable prior notice, for purposes of inspection, exhibition, posting of notices, investigation, replacements, repair, maintenance and alteration. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Any entry to the Premises by Landlord or its Representatives in accordance with the provisions of this Section 16 or any other provision of this Lease shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof nor give Tenant the right to abate the Rent payable under this Lease. Tenant hereby waives any Claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any Claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives.

17.	Estoppel Certificate

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within five (5) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord or Landlord’s lender may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Building or other portions of the Project. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent has been paid in advance.

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18.	Tenant's Default

The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

18.1          The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse;

18.2          The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within three (3) days of written notice of a delinquency. Tenant agrees that such written notice by Landlord shall serve as the statutorily required notice under the Law (including without limitation, any unlawful detainer statutes),and Tenant further agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect on the date said payment is due;

18.3          The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 27 hereof), (b) Tenant making the repairs, maintenance and replacements required under the provisions of Section 11.1 hereof, or (c) the timely delivery by Tenant of a subordination, non-disturbance and attornment agreement (an "SNDA"), a counterpart of a fully executed Transfer document and a consent thereto (collectively, the "Transfer Documents"), an estoppel certificate and insurance certificates, (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials or Tenant failing to timely make the repairs, maintenance or replacements required by Section 11.1, and (iii) the time period, if any, specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely and properly make the repairs, maintenance, or replacements required by Section 11.1, or timely deliver an SNDA, the Transfer Documents, an estoppel certificate or insurance certificates, for which no additional cure period shall be given to Tenant) cannot reasonably be cured within such thirty (30) or ten (10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure; or

18.4          The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold.

19.	Remedies for Tenant's Default

19.1          Landlord's Rights: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any of Tenant's Property left on the Premises to also have been abandoned. No re- entry or taking possession of the Premises by Landlord pursuant to this Section 19 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"). Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

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19.2          Damages Recoverable: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and (iv) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys' fees, experts' fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default. The "worth at the time of the award" within the meaning of clauses (i) and (ii) immediately above shall be computed by allowing interest at the rate of ten percent (10%) per annum. Prior to the award, Landlord may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179 (or any successor or substitute statute), or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder. Tenant hereby waives for Tenant and for all those claiming under Tenant all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

19.3          Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors' rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

20.	Holding Over

This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after Lease Termination shall not constitute a renewal or extension of the Lease Term, nor give Tenant any rights in or to the Premises except as expressly provided in this Lease. If Tenant holds over after the expiration of the Lease Term hereof with the express written consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to two hundred percent (200%) of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease or (ii) the fair market rental rate for the Premises as of the commencement of such holdover period, except that during the first thirty (30) days of such hold over period, the Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease or (ii) the fair market rental rate for the Premises. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein (except that Landlord shall have no obligation to construct or install any further improvements in the Premises or the Project or provide any tenant improvement allowance to Tenant). Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease or if Tenant holds over after the expiration of the Lease Term hereof without the express written consent of Landlord, then, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such holding over, including but not limited to, any Claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

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21.	Landlord's Default

Landlord shall not be considered in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes hereof, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion. In the event of any default under this Lease by Landlord, Tenant shall have no right to cure such default and deduct the costs incurred by Tenant in curing such default against any Rent owed or owing by Tenant under this Lease.

22.	Parking

In addition to the use of the Solar Lot, Tenant may use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall use commercially reasonable efforts not to allocate more than 100% of the parking to all tenants in the Project at any time. Landlord shall exercise reasonable efforts to ensure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce or police Tenant's right to use the same. In no event shall Tenant or any of Tenant's Representatives park or permit any parking of vehicles in the Exterior Common Area overnight. Neither Tenant nor Tenant’s agents shall at any time park or permit the parking of their vehicles in any portion of the Land not designated by Landlord as a nonexclusive parking use. Tenant and Tenant’s agents shall not have the exclusive right to use any specific parking space. Notwithstanding the number of parking spaces designated for Tenant’s nonexclusive use, in the event by reason of any law, rule, regulation or ordinance relating to or affecting parking on the Land, or any other cause beyond Landlord’s reasonable control, Landlord is required to reduce the number of parking spaces on the Land, Landlord shall have the right to proportionately reduce the number of Tenant’s parking spaces and the nonexclusive parking spaces of other tenants in the Building. Landlord reserves the right to promulgate such reasonable rules and regulations relating to the use of such parking areas on the Land as Landlord may deem appropriate. Landlord furthermore reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant’s agents which are parked in violation of the provisions of this Section 22 or in violation of Landlord’s rules and regulations relating to parking, to be towed away at Tenant’s or such vehicle owner’s cost. In the event Landlord elects or is required by any law to limit or control parking on the Land, by validation of parking tickets or any other method, Tenant agrees to participate in such validation or other program under such reasonable rules and regulations as are from time to time established by Landlord. Landlord shall have the right to close, at reasonable times, all or any portion of the parking areas for any reasonable purpose, including without limitation, the prevention of a dedication thereof, or the accrual of rights of any person or public therein. Tenant and Tenant’s agents shall not at any time park or permit the parking of (i) trucks or other vehicles (whether owned by Tenant or other persons) adjacent to any loading areas so as to interfere in any manner with the use of such areas, (ii) Tenant’s or Tenant’s agents’ vehicles or trucks, or the vehicles or trucks of Tenant’s suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant, or (iii) any inoperative vehicles or equipment on any portion of the Common Area.

23.	Transfer of Landlord's Interest

If there is any sale or other transfer of the Premises or any other portion of the Project by Landlord or any of Landlord's interest therein, Landlord shall automatically be entirely released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of such transfer. A ground lease or similar long term lease by Landlord of the entire Building or Land, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 23. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in material default of any of the provisions of this Lease.

24.	Waiver

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

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25.	Casualty Damage

25.1          Casualty. If the Premises or any part [excluding any of Tenant's Property, any Tenant Improvements and any Alterations installed by or for the benefit of Tenant (collectively, the "Tenant's FF&E")] shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made, as reasonably determined by Landlord: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or (c) in more than one hundred eighty (180) days, from the date of such notice.

25.1.1    Minor Insured Damage. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available and paid to Landlord to fully repair the damage and/or Tenant otherwise voluntarily contributes any shortfall thereof to Landlord, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E. The Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent (i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same, and (ii) Landlord receives rental abatement insurance proceeds therefor.

25.1.2    Insured Damage Requiring More Than 90 Days To Repair. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed, as reasonably determined by Landlord, in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of: (a) terminating the Lease effective upon making the determination of the extent of such damage, in which event the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant must vacate and surrender the Premises to Landlord by no later than ten (10) business days thereafter or there shall not be any abatement of Rent until Tenant so vacates the Premises ); or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available and paid to Landlord and Tenant otherwise voluntarily contributes any shortfall thereof to Landlord to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). The Rent payable hereunder shall be abated proportionately from the date of the occurrence of such damage and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent (i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same, and (ii) Landlord receives rental abatement insurance proceeds therefor. If Landlord fails to substantially complete such repairs within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty [such 180-day period to be extended for delays caused by Tenant or any of Tenant's Representatives ("Tenant Delays") or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord's and/or its contractors' control, acts of God, earthquakes, strikes, lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental delays in issuing permits, governmental agencies and weather, and the lack of availability or shortage of materials ("Force Majeure Delays")], Tenant may within ten (10) business days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord's receipt of such notice and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

25.1.3    Major Insured Damage. If the Premises (other than the Tenant's FF&E) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant must vacate and surrender the Premises to Landlord by no later than ten (10) business days thereafter or there shall not be any abatement of Rent until Tenant so vacates the Premises). If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord to fully repair the damage or Tenant voluntarily contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent (i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same, and (ii) Landlord receives rental abatement insurance proceeds therefor.

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25.1.4    Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 25.3 below, if the Premises are substantially damaged or destroyed during the last year of then applicable term of this Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

25.1.5    Damage to Substantial Part of Building. Notwithstanding anything to the contrary contained in this Lease, if more than thirty-three percent (33%) of the Building in which the Premises is located is damaged or destroyed during the term of this Lease, Landlord may, at its option, cancel and terminate this Lease by giving written notice to Tenant of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant or other third party of the occurrence of such casualty. If Landlord so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

25.2          Deductible and Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord and Tenant under this Lease if the proceeds of which are used to repair the Premises as contemplated in this Section 25. Notwithstanding the foregoing, if other portions of the Building are also damaged by said casualty and insurance proceeds are payable therefor, then Tenant shall only pay its proportionate share of the deductible as reasonably determined by Landlord. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant does not voluntarily contribute any shortfall thereof to Landlord, or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to the Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

25.3          Tenant's Fault and Lender's Rights. Notwithstanding anything to the contrary contained herein, if the Premises (other than Tenant's FF&E) or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises or any other portion of the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

25.4          Tenant's Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's Property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are actually unusable and unfit for occupancy and Tenant is not using or otherwise occupying same as specifically provided above in this Section 25. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.

26.	Condemnation

If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's Property or for damages for cessation or interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award does not diminish nor otherwise impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building, as applicable, to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

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27.	Environmental Matters/Hazardous Materials

27.1          Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has delivered to Landlord Tenant's executed initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit E. Tenant covenants, represents and warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, deliver to Landlord, an executed Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit E.

27.2          Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Project or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other portion of the Project or any surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

27.3          Prohibition; Environmental Laws: Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises and the Project without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord, in its sole discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 27 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

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27.4          Tenant's Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas; provided that Tenant has actual, implied or constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Project. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work.

27.5          Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all Claims (including, without limitation, diminution in value of any portion of the Premises or the Project, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Project) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Project as a result (directly or indirectly) of the acts, omissions, negligence or willful misconduct of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Project nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 27.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

27.6          Survival: Tenant's obligations and liabilities pursuant to the provisions of this Section 27 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 20 of this Lease.

28.	Financial Statements

Tenant and any permitted Transferee, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon any portion of the Project or any prospective purchaser of any portion of the Project within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in material default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available). If audited financial statements have not been prepared, Tenant and any permitted Transferee shall provide Landlord with unaudited financial statements certified by an officer, partner or member of Tenant as true and correct and such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant and any permitted Transferee.

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29.	General Provisions:

29.1          Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

29.2          Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

29.3	Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

29.4          Landlord Exculpation. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Building, and Tenant agrees to look solely to Landlord's interest in the Building for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord, including without limitation, any property management company of Landlord (collectively, the "Landlord Parties"). It is the parties' intention that Landlord and the Landlord Parties shall not in any event or circumstance be personally liable, in any manner whatsoever, for any judgment or deficiency hereunder or with respect to this Lease. Under no circumstances shall Landlord or any of its agents, employees, partners, members or lenders be liable for any claim by Tenant for lost profits, loss of business or lost income. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building.

29.5          Severability and Governing Law. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

29.6          Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

29.7          Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease contains all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease. The parties acknowledge that (i) each party and/or its counsel have reviewed and revised this Lease, and (ii) no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or enforcement of this Lease or any amendments or exhibits to this Lease or any document executed and delivered by either party in connection with this

Lease.

29.8          Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation, limited liability company or trustee, that such partnership, corporation, limited liability company or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is legal, valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

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29.9          Notices. All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States mail, certified or registered, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the Tenant's Address set forth in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at Landlord's Address set forth in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 29.9 or upon the date personal delivery is made.

29.10      Joint and Several; Covenants and Conditions. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

29.11      Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep and maintain such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal and space planning consultants.

29.12      Landlord Renovations. Tenant acknowledges that Landlord may from time to time, at Landlord's sole option, renovate, improve, develop, alter, or modify (collectively, the "Renovations") portions of the Building, Premises, Common Areas and the Project, including without limitation, systems and equipment, roof, and structural portions of the same. In connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the Common Areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility, or for any reason be liable to Tenant, for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's Property, Alterations or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

29.13      Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

29.14     Construction of Lease Provision. Although the provisions of this Lease were prepared by Landlord or its attorneys, this Lease shall not be construed against Landlord, but shall be construed in accordance with the fair meaning and general tenor of the language to reach a fair and equitable result.

29.15     Electronic Execution. Signatures and/or initials to this Lease created by the signer by electronic means and/or transmitted by telecopy or other electronic transmission, including, without limitation, by facsimile, DocuSign or .pdf, email, shall be valid and effective to bind the party so signing.

30.	Signs

All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval (and the prior approval of the City of Livermore, if required) and shall be subject to and in compliance with all applicable Laws, Development Documents, Recorded Matters, Rules and Regulations, and Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit G hereto. Tenant shall remove all such signs and graphics prior to the expiration or earlier termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises. Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs and make any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which are likely to interfere with the visibility of any sign, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the other portions of the Project be permitted hereunder. Tenant further agrees to maintain each such sign and graphics, as may be approved, in good condition and repair at all times.

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31.	Mortgagee Protection

Upon any default on the part of Landlord, Tenant will give written Notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving Notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord. If, in connection with obtaining financing for the Premises or any other portion of the Project, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

32.	Warranties of Tenant

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

33.	Brokerage Commission

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the Lease Date. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

34.	Quiet Enjoyment

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas. The foregoing covenant is in lieu of any other covenant express or implied.

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35.	No Partnership or Joint Venture

Nothing in this Lease shall be construed as creating a partnership or joint venture between Landlord, Tenant or any other party or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

36.	Option to Extend Lease Term

Landlord hereby grants to Tenant the option to extend the Lease Term for one (1) period of five (5) years (the “Extended Term”), on the following terms and conditions:

36.1          Tenant shall give Landlord written notice of its exercise of the option to extend the Lease Term for the Extended Term no earlier than nine (9) months nor later than six (6) months before the date the Lease Term would end but for said exercise. Time is of the essence.

36.2          Tenant may not extend the Lease Term pursuant to this Section 36 if Tenant is in default in the performance of any of the material terms and conditions of this Lease at the time of Tenant’s notice of exercise of this option, or if Tenant shall have assigned or otherwise transferred its interest in this Lease and/or the Premises, or any portion thereof, to any person or entity, whether or not Landlord’s consent to such assignment or transfer has been given (unless Landlord has waived such restriction in any written consent to such assignment or subletting, which waiver may be withheld in Landlord’s sole and absolute discretion). If Tenant is in default under this Lease on the date that the Extended Term is to commence, then Landlord may elect to terminate this Lease notwithstanding any notice given by Tenant of an exercise of its option to extend.

36.3          All terms and conditions of this Lease shall apply during the Extended Term, except that the Base Monthly Rent for the Extended Term shall be determined in accordance with Section 37 below, there shall be no further rights to extend the Lease Term and Landlord shall have no obligation to construct any improvements on, in or around the Premises or in the Building or to provide any tenant improvement allowance.

36.4          Once Tenant delivers notice of its exercise of the option to extend the Lease Term, Tenant may not withdraw such exercise and, subject to the provisions of this Section 36, such notice shall operate to extend the Lease Term. Upon such extension of the Lease Term pursuant to this Section 36, the term “Lease Term” as used in this Lease shall thereafter include the Extended Term and the expiration date of the Lease shall be the expiration date of the Extended Term.

37.	Base Monthly Rent During Extended Term

If Tenant elects to extend the Lease Term pursuant to Section 36, the Base Monthly Rent for the Extended Term shall be an amount equal to one hundred percent (100%) of the fair market rental value of the Premises in relation to market conditions at the time of the extension (including, but not limited to, rental rates for comparable space with comparable tenant improvements and taking into consideration any adjustments to rent based upon direct costs (operating expenses) and taxes, and/or cost of living or other rental adjustments; the relative strength of the tenants; the size of the space; and any other factors which affect market rental values at the time of extension). The Base Monthly Rent for the Extended Term shall be determined as follows:

37.1          Mutual Agreement. After timely receipt by Landlord of Tenant’s notice of exercise of the option to extend the Lease Term, Landlord and Tenant shall have a period of thirty (30) days in which to agree on the Base Monthly Rent for the Extended Term. If Landlord and Tenant agree on said Base Monthly Rent during that period, they shall immediately execute an amendment to this Lease stating the Base Monthly Rent for the Extended Term. If Landlord and Tenant are unable to agree on the Base Monthly Rent for the Extended Term as aforesaid, the provisions of Section 37.2 below shall apply.

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37.2        Appraisal. Within ten (10) days after the expiration of the thirty (30) day period described in Section 37.1 above, each party, at its cost and by giving notice to the other party, shall appoint a licensed, commercial real estate broker with at least five (5) years commercial brokerage experience in the County in which the Premises is located, to determine the fair market rental value of the Premises. If a party does not appoint such a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the fair market rental value. The cost of such sole broker shall be borne equally by the parties. If two brokers are appointed by the parties as provided in this Section 37.2, the two brokers shall each separately determine the fair market rental value of the Premises within twenty (20) days of the date the last of such two brokers is selected. In addition, during such twenty day period, the two brokers shall select a third broker meeting the qualifications above who will be required to determine which of the fair market rental valuations determined by the two original brokers is closer to the fair market rental value of the Premises as determined by the third broker. If the parties cannot agree on the third broker within such twenty day period, then either of the parties to this Lease, by giving ten (10) days’ notice to the other party, may apply to either the presiding judge of the Superior Court of the County in which the Premises is located for the selection of a third broker who meets the qualifications stated above. The two original brokers shall submit their respective valuations to the third broker within ten days following the date the third broker is selected. Once the third broker has been selected as provided above, then, as soon as practicable but in any case within twenty (20) days thereafter, the third broker shall select one of the two fair market rental valuations submitted by the two original brokers selected by the parties, which valuation shall be the one that is closer to the fair market rental value as determined by the third broker; provided, however, in no event shall 100% of the fair market rental value of the Premises be less than the Base Monthly Rent for the last lease year of the initial Lease Term (without regard to any abatement of rent occurring with respect to such last month of the last lease year of the initial Lease Term). The third broker’s selection shall be rendered in writing to both Landlord and Tenant and shall be final and binding upon them and shall not be subject to appeal . The party whose valuation is not chosen by the third broker shall pay the costs of the third broker. In establishing the fair market rental value, the broker or brokers shall consider the reasonable market rental value for the highest and best use for the Premises (including, but not limited to, rental rates for comparable space with comparable tenant improvements and any adjustments to rent based upon direct costs (operating expenses) and taxes, and/or cost of living or other rental adjustments; the relative strength of the tenants; and the size of the space).

38.	Solar Panels on Rooftop

38.1        Right to Use. Subject to Landlord’s reasonable approval of the location thereof, Tenant shall have the right, during the Lease Term (subject to the rights of Landlord under Section 38.4 below), to install and maintain on the roof of the Building (“Roof Space”) solar panels (the “Solar Panels”) for Tenant’s use only. The Solar Panels shall be used by Tenant solely for the purpose of supplementing Tenant’s power requirements at the Premises. Tenant acknowledges that its roof rights described in this Section 38 shall be on a non-exclusive basis, and Landlord may, at its election, in its sole discretion, grant to other tenants, occupants or licensees (or contractor or subcontractors of Landlord) the right to install other equipment on the roof of the Building.

38.2         Installation; Relocation. The installation of the Solar Panels shall be treated as an alteration or addition subject to all of the terms and conditions of Paragraph 10.1 of this Lease. Without limiting the generality of the foregoing, the size, weight and placement of the Solar Panels shall be subject to Landlord’s reasonable review and approval. Tenant shall, at Tenant’s sole cost and expense, install, construct, maintain, use, repair and remove the Solar Panels in compliance with all laws, statutes, permit requirements, building codes, ordinances and governmental rules and regulations (and all rules and regulations reasonably established by Landlord) now in force or which may hereafter be enacted or promulgated. In no event shall there be any penetrations of the roof membrane in connection with the installation, maintenance, repair, operation, replacement or removal of the Solar Panels. In the event that replacement of the roof membrane becomes necessary during the term of this Lease, Tenant shall promptly remove the Solar Panels from the roof, and upon completion of the replacement of the roof membrane, shall reinstall such Solar Panels, all at Tenant’s sole cost and expense. Tenant shall be responsible, at its sole cost, for maintaining and repairing, or causing to be maintained and repaired, the Solar Panels in good operating condition and repair, ordinary wear and tear excepted. Tenant’s installation, construction, use, maintenance, repair and removal of the Solar Panels on the Roof Space shall not obstruct or interfere with the rights of other tenants or occupants of the Building or adjacent buildings or injure them. Following the initial installation of the Solar Panels on the roof of the Building, Landlord shall have a right to require Tenant to relocate the Solar Panels to a different location on the roof of the Building approved by Landlord in order to accommodate the placement of air conditioning equipment or other equipment of Landlord on the roof. In the event of an emergency involving the roof of the Building, Landlord shall have the right to temporarily remove (and then relocate to the Roof Space) or relocate to a different location on the roof of the Building the Solar Panels.

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38.3         Landlord Approval Right. Any contractor or person selected by Tenant to perform any work contemplated for the installation, maintenance, repair or removal of the Solar Panels and all plans and specifications for such work shall first be approved by Landlord in writing (which approval shall not be unreasonably withheld, conditioned or delayed). The contractor selected by Tenant to install, maintain, repair or remove the Solar Panels shall be licensed (to the extent such a license is required) to perform such work. Landlord’s approval of such contractor and the plans and specifications for such work shall not release Tenant from any liability for damage, loss, injury or liability caused by the installation, maintenance, repair, operation or removal of the Solar Panels. In order to allow Landlord time to post a notice(s) of non-responsibility, no such work by or on behalf of Tenant shall be allowed to commence until ten (10) days following receipt by Landlord of written notice of the date Tenant proposes to commence the installation, maintenance, repair or removal of the Solar Panels.

38.4         Removal. Upon the expiration or earlier termination of this Lease, Tenant shall promptly remove the Solar Panels (and all anchors, wiring and cabling associated with such Solar Panels) and repair any damage to the roof of the Building and other areas caused by such removal. Such removal and repair work undertaken by Tenant pursuant to the provisions of this Section 38.4 shall be undertaken in accordance with all applicable laws, statutes, permit requirements, building rules, ordinances or governmental rules or regulations in effect as of the date of such repair.

38.5         Indemnity. Tenant shall indemnify, defend and hold Landlord, its partners, members, managers, officers, directors, employees, agents and contractors and Landlord’s property (and the Building and parcel upon which the Building is situated) and all tenants, occupants, invitees and licensees of Landlord harmless from and against all liabilities, claims, actions, causes of action, losses, damages, penalties, injuries, liens, judgments, costs and expenses, including attorneys’ fees and costs of suit, arising out of or relating to the installation, presence, use, operation, maintenance, repair, or removal of the Solar Panels, except to the extent caused by the gross negligence or willful misconduct of Landlord. If Tenant’s installation, operation, repair, maintenance or removal of the Solar Panels causes any holes in the roof of the Building (and/or results in roof leaks) or causes any damage to personal property, inventory or equipment of Landlord and/or any of its other tenants, then Tenant shall pay or reimburse Landlord, as the case may be, for the cost of repairing such damage or to compensate Landlord for the damages or losses it has incurred. The obligations of Tenant under this Paragraph 38E. shall survive the expiration of earlier termination of this Lease.

38.6          Assumption of Risk. Tenant acknowledges that Landlord has no obligation to protect, secure, install, construct, insure, maintain, repair or remove the Solar Panels, and Tenant hereby assumes all risk of loss or damage to or from the Solar Panels from any cause. Tenant hereby waives all claims against Landlord and its partners, members, managers, officers, directors, employees, agents and contractors with respect to such damage, except the foregoing shall not constitute a waiver of claims arising out of the gross negligence or willful misconduct of Landlord.

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IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

Tenant:

SolarJuice American, Inc.,

a Delaware corporation

By:	/s/ Denton Peng
Denton Peng
Its:	CEO

Date:	3/3/2021

Landlord:

Cranbrook Realty Investment Fund, L.P., dba Preston Tech Center,

a California limited partnership

By:       Cranbrook GP, Inc.,

             a California corporation, its General Partner

By:	/s/ Bruce Cohoon
Bruce Cohoon
Its:	CFO

Date:	3/3/2021

If Tenant is a California corporation, then one of the following alternative requirements must be satisfied:

A.     This Lease must be signed by two (2) officers of such corporation: one being the chairman of the board, the president or a vice president, and the other being the secretary, an assistant secretary, the chief financial officer or an assistant treasurer. If one (1) individual is signing in two (2) of the foregoing capacities, that individual must sign twice: once as one officer and again as the other officer.

B.     If there is only one (1) individual signing in two (2) capacities, or if the two (2) signatories do not satisfy the requirements of A above, then Tenant shall deliver to Landlord a certified copy of a corporate resolution in a form reasonably accepted to Landlord, authorizing the signatory(ies) to execute this Lease.

If Tenant is a corporation incorporated in a state other than California, then Tenant shall deliver to Landlord a certified copy of a corporate resolution in a form reasonably accepted to Landlord, authorizing the signatory(ies) to execute this Lease.

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Exhibit A-1

Floor Plan of Premises

This exhibit, entitled "Floor Plan of Premises", is and shall constitute Exhibit A-1 to that certain Lease Agreement dated March 1, 2021 (the "Lease"), by and between Cranbrook Realty Investment Fund, L.P., dba Preston Tech Center, a California limited partnership ("Landlord") and SolarJuice American, Inc., a Delaware corporation, ("Tenant") for the leasing of certain premises located at 6950 and 6954 Preston Avenue, Livermore, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The area shown below depicts the Premises:

PRESTON TECH
CENTER
57,988 RSF

0 8' 16' 32'
SCALE

Cranbrook Group, Inc.

7677 Oakport Street, Suite 180
Oakland, CA 94621

Ms. Catherine Chase Kargl, Senior Property Manager

510-568-1140 ext.312

www.cranbrookgroup.com

Key Plan

6950-6954 PRESTON
TECH CENTER

Preston Tech Center

6950-6954 Preston, Ave
Livermore, Ca

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Exhibit A-2 Site Plan

This exhibit, entitled "Site Plan", is and shall constitute Exhibit A-2 to that certain Lease Agreement dated March 1, 2021 (the "Lease"), by and between Cranbrook Realty Investment Fund, L.P., dba Preston Tech Center, a California limited partnership ("Landlord") and SolarJuice American, Inc., a Delaware corporation, ("Tenant") for the leasing of certain premises located at 6950 and 6954 Preston Avenue, Livermore, California (the "Premises").

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Exhibit B

Tenant Improvements

[Intentionally omitted.]

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Exhibit C

Rules & Regulations

This exhibit, entitled "Rules & Regulations", is and shall constitute Exhibit C to that certain Lease Agreement dated March 1, 2021 (the "Lease"), by and between Cranbrook Realty Investment Fund, L.P., dba Preston Tech Center, a California limited partnership ("Landlord") and SolarJuice American, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 6950 and 6954 Preston Avenue, Livermore, California (the "Premises"). The terms, conditions and provisions of this Exhibit C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1.                  No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2.                  Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3.                  Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4.                  All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5.                  Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Project.

6.                  Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

7.                  Tenant agrees not to make any duplicate keys without the prior consent of Landlord.

8.                  Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Project and loading and unloading areas of other tenants.

9.                  Tenant shall not disturb, solicit or canvas any occupant of the Building or Project and shall cooperate to prevent same.

10.                No person shall go on the roof without Landlord's permission.

11.               Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12.               All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13.               Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Project or on streets adjacent thereto.

14.                Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

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15.                Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16.               Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Project or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17.               Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Project or any of the Common Areas of the foregoing.

18.               Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Project, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Project.

19.                Tenant shall cause all movers or haulers moving or removing any personal property, trade fixtures, equipment, goods or other materials into or out of the Premises or the Building on behalf of Tenant to procure and maintain commercial general liability insurance or comprehensive liability insurance, on an occurrence basis, in an amount reasonably acceptable to Landlord, naming Landlord as an additional insured thereon.

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Exhibit D

Covenants, Conditions & Restrictions

This exhibit, entitled "Covenants, Conditions & Restrictions", is and shall constitute Exhibit D to that certain Lease Agreement dated March 1, 2021 (the “Lease”), by and between Cranbrook Realty Investment Fund, L.P., dba Preston Tech Center, a California limited partnership (“Landlord”) and SolarJuice American, Inc., a Delaware corporation (“Tenant”) for the leasing of a portion of that certain building located at 6950 and 6954 Preston Avenue, Livermore, California which portion consists of approximately 57,988 rentable square feet (the “Premises”). The terms, conditions and provisions of this Exhibit D are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease. Tenant’s use and occupancy of the Premises during the Lease Term shall be subject to the following convenants, conditions and restrictions:

1.                   Covenants, Condition and Restrictions contained in that instrument recorded July 10, 1984, Series No. 84- 138002, Office Records.

2.                   Covenants, Condition and Restrictions contained in that instrument recorded July 10, 1984, Series No. 84- 138003, Office Records.

3.                   Covenants, Condition and Restrictions contained in that instrument recorded July 10, 1984, Series No. 84- 138004, Office Records.

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Exhibit E

Hazardous Materials Disclosure Certificate

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Section 27 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:	Cranbrook Realty Investment Fund, L.P., dba Preston Tech Center
7677 Oakport Street, Suite 180
Oakland, CA 94621
Attn: Catherine Chase Kargl
Phone: (510) 568-1140

Name of Tenant: SolarJuice American, Inc.

Mailing Address: _______________________________________________________________________________________________

_____________________________________________________________________________________________________________

Contact Person, Title and Telephone Number(s): _____________________________________________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

Address of Premises: 6950 and 6954 Preston Avenue, Livermore, California 94550

Length of Initial Term: Seventy-seven and one-half (77.5) months

1.	General Information:

Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

_________________________________________________________________________________________________

_________________________________________________________________________________________________

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2.	Use, Storage and Disposal of Hazardous Materials

2.1	Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

Wastes	Yes [_]	No [_]
Chemical Products	Yes [_]	No [_]
Other	Yes [_]	No [_]

If Yes is marked, please explain: ________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

2.2	If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.	Storage Tanks and Sumps

3.1	Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

Yes [_]                      No [_]

If yes, please explain: ________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

4.	Waste Management

4.1	Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

Yes [_]                      No [_]

4.2	Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

Yes [_]                      No [_]

If yes, attach a copy of the most recent report filed.

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5.	Wastewater Treatment and Discharge

5.1	Will your company discharge wastewater or other wastes to:

_______ storm drain?                      _______ sewer?

_______ surface water                    _______no wastewater or other wastes discharged.

Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

5.2	Will any such wastewater or waste be treated before discharge?

Yes [_]              No [_]

If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

_________________________________________________________________________________________________

_________________________________________________________________________________________________

6.	Air Discharges

6.1	Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes [_]                      No [_]

If yes, please describe: _______________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

6.2	Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

_______ Spray booth(s)                       _______Incinerator(s)

_______ Dip tank(s)                             _______Other (Please describe)

_______ Drying oven(s)                       _______No Equipment Requiring Air Permits

If yes, please describe: ________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

7.	Hazardous Materials Disclosures

7.1	Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes [_]                      No [_]

If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

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7.2	Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

Yes [_]                      No [_]

If yes, please describe: _______________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

8.	Enforcement Actions and Complaints

8.1	With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes [_]                      No [_]

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

_________________________________________________________________________________________________

_________________________________________________________________________________________________

8.2	Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

Yes [_]                      No [_]

If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

_________________________________________________________________________________________________

_________________________________________________________________________________________________

8.3	Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

Yes [_]                      No [_]

If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

_________________________________________________________________________________________________

_________________________________________________________________________________________________

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9.	Permits and Licenses

9.1	Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)______________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

Tenant:

By:

Title:

Date:

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Exhibit F

First Amendment to Lease Agreement

Change of Commencement Date

This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of ________________, by and between Cranbrook Realty Investment Fund, L.P., dba Preston Tech Center, a California limited partnership ("Landlord"), and SolarJuice American, Inc., a Delaware corporation ("Tenant"), with reference to the following facts:

Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated_____________(the "Lease"), for the leasing of certain premises containing approximately_________ rentable square feet of space located at _________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.	Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Recitals: Landlord and Tenant agree that the above recitals are true and correct.

2.	The Commencement Date of the Lease shall be__________.

3.	The last day of the Term of the Lease (the "Expiration Date") shall be__________.

4.	The dates on which the Base Rent will be adjusted are:

for the period _______ to _______ the monthly Base Rent shall be $__________;

for the period _______ to _______ the monthly Base Rent shall be $__________; and

for the period _______ to _______ the monthly Base Rent shall be $__________.

5.             Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

6.             Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

7.             Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

8.	The terms and provisions of the Lease are hereby incorporated in this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

Tenant:

SolarJuice American, Inc.,

a Delaware corporation

By:	/s/ Denton Peng
Denton Peng
Its:	CEO

Date:

Landlord:

Cranbrook Realty Investment Fund, L.P., dba Preston Tech Center,

a California limited partnership

By:       Cranbrook GP, Inc.,

             a California corporation, its General Partner

By:	/s/ Bruce Cohoon
Bruce Cohoon
Its:	CFO

Date:

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease Amendment must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease Amendment.

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